UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2012
THE PHOENIX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 7, 2012, the management of The Phoenix Companies, Inc. (the “Company”) concluded that the Company's previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009 included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and the unaudited financial statements for the quarterly periods ended June 30, 2012, March 31, 2012 and September 30, June 30 and March 31 of 2011 included in the Company's Quarterly Reports on Form 10-Q (the “Previously Issued Financial Statements”) filed with the United States Securities and Exchange Commission (the “SEC”), should no longer be relied upon and should be restated (the “Restatement”) because of certain errors in the consolidated statement of cash flows in those financial statements. Management evaluated these errors and determined that they had a material impact on the Previously Issued Financial Statements.  The errors to be corrected by the Restatement are not expected to have a material impact on the financial results of the Company’s insurance company subsidiaries prepared in accordance with Statements of Statutory Accounting Principles and filed with the state insurance regulators, or the subsidiaries’ risk based capital computations, for any of the periods noted.

During the preparation of the Company’s Form 10-Q for the period ended September 30, 2012, certain errors were identified in the Company’s consolidated statement of cash flows for the nine months ended September 30, 2012, as well as for previously reported periods.  These errors consisted of (i) the incorrect classification of deposits and withdrawals of universal life and variable universal life products issued by the Company that were reported as cash flows used in continuing operations and (ii) the incorrect reporting of certain fees and interest charges as cash flows provided by financing activities. Management does not expect the correction of these errors to have a material impact on the total beginning and ending balances, as well as the total change in cash and cash equivalents reported on the consolidated statement of cash flows previously reported for the periods. The Company will correct these errors in the Restatement. As part of the Restatement, the Company will adjust the financial statements for errors identified and corrected during prior periods, recording the adjustments in the appropriate historical period. Additional errors identified subsequent to the filing of Form 10-Q for the period ended June 30, 2012, which may affect each of the years ended December 31, 2011, 2010 and 2009 and the quarterly periods ended June 30, 2012, March 31, 2012, and September 30, June 30 and March 31 of 2011 and 2010, will be assessed for materiality and corrected in connection with the Restatement.

The Audit Committee and management discussed these matters with the Company's independent registered public accounting firm (the “independent auditors”). The Company’s previously issued audited financial statements and other financial information for the years ended December 31, 2011, 2010, and 2009, will be restated in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011.   The interim financial statements for the periods ended June 30, 2012, March 31, 2012, June 30, 2011 and March 31, 2011 will be restated in the Company's Quarterly Reports on Form 10-Q/A for the periods ending June 30, 2012 and March 31, 2012.  The interim financial statements for the period ended September 30, 2011 will be restated in the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2012.  Additionally, management will be reassessing its conclusions regarding the effectiveness of the Company’s disclosure controls and procedures and internal controls over financial reporting reported in Item 9A of each of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011 and Item 4 of each of the affected Quarterly Reports on Form 10-Q/A.  Management will likely conclude that there are one or more material weaknesses.

All such documents, including the Company’s Form 10-Q for the period ending September 30, 2012, are expected to be  filed with the SEC prior to the timely filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us.  They are not guarantees of future performance.  Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”.  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this discussion, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this discussion, such statements or disclosures will be deemed to modify or supersede such statements in this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Phoenix Companies, Inc.

Date: November 8, 2012	By:	/s/ Peter A. Hofmann
	Name:	Peter A. Hofmann
	Title:	Senior Executive Vice President
and Chief Financial Officer